                                                                   EXHIBIT 10.39
                                 AMENDMENT NO. 1
                                       TO
                   SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT

         THIS AMENDMENT NO. 1 dated as of February 22, 2001 (this "Amendment") to the Subordinated Bridge Note Purchase Agreement dated as of October 4, 2001 (the "Agreement") is made and entered into by and between iNTELEFILM Corporation, a Minnesota corporation (the "Borrower"), the lenders who are parties to the Agreement or their successors and assigns (individually referred to as a "Lender" or collectively as the "Lenders"), and Ronald C. Breckner, a person, as agent for the Lenders (in such capacity, the "Agent").

         WHEREAS, pursuant to the Agreement, Curious Pictures Corporation and Chelsea Pictures, Inc., both subsidiaries of Borrower (collectively the "Debtors"), granted security interests in certain of their assets pursuant to the security agreement dated October 4, 2001 (the "Debtors Security Agreement");

         WHEREAS, Borrower has requested that the Agent release the security interests granted under the Debtor Security Agreement to facilitate the sale of the Curious Pictures Corporation;

         WHEREAS, the net proceeds to Borrower from the sale of Curious Pictures Corporation will be substantially less than anticipated by Borrower at the time the Agreement was entered into and Borrower needs to use such proceeds in its continued operations;

         WHEREAS, Borrower has requested that the definition of the "Repayment Event" that accelerates maturity of the subordinated bridge notes issued to the Lenders pursuant to the Agreement (the "Bridge Notes") be modified as provided in this Amendment;

         WHEREAS, the Lenders and Agent are willing to grant Borrower's requests on the terms and conditions set forth in this Amendment; and

         WHEREAS, Borrower is in the process of raising $4 million of gross cash proceeds in a private placement of its securities (the "Private Placement"); and

         WHEREAS, Borrower is willing to permit the Lenders to convert all or part of their Bridge Notes into Borrower's securities offered in the Private Placement by increasing the amount of securities offered in the Private Placement to effect such conversion;

         NOW, THEREFORE, in consideration of these premises and One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Substitution of Collateral. The Lenders hereby consent to the termination of the security interests under the Debtors Security Agreement and substitution of collateral under the terms of the substitution of collateral agreement attached hereto as Exhibit 1 (the "Collateral

Substitution Agreement") and direct the Agent to execute and deliver the Collateral Substitution Agreement.

         2. Definition of Repayment Event. Section 3.3 of the Agreement is amended in its entirety to read as follows:

                  "Section 3.3 Repayment Events. The principal amount of each Note, together with interest thereon shall also be paid (together with the Payoff Fee then applicable) within thirty (30) days following any of the following events (each a "Repayment Event"):

                           (a) the receipt by Borrower of an amount of at least
                  $2,550,000, net of attorneys fees and lawsuit costs related thereto, by way of settlement or judgment in connection with Borrower's lawsuit against The Walt Disney Company and ABC Radio Networks Inc., or

                           (b) the receipt by Borrower of gross cash proceeds
                  from the sale of its securities after February 22, 2002 of at least $4,000,000.

         3. Right of Lenders to Participate in Private Placement. Borrower hereby agrees to afford the Lenders an opportunity to participate in the Private Placement by either purchasing the securities offered in the Private Placement for cash or converting the Bridge Notes in whole or part into the securities offered in the Private Placement and surrendering the warrants relating to the converted Bridge Notes. For the purpose of such conversion of a Bridge Note, the principal amount of the Bridge Note that the Lender elects to convert, plus the accrued and unpaid interest thereon to the date of conversion and the Payoff Fee (as defined in the Bridge Note) in respect thereof shall be treated as the amount of cash used purchase the securities offered in the Private Placement. Each Lender shall have ten (10) business days after receipt of the offering memorandum for the Private Placement to notify Borrower in writing the amount of the Bridge Notes held by such Lender that the Lender elects to convert into the securities offered in the Private Placement. Borrower agrees to provide the offering memorandum for the Private Placement promptly after the offering memorandum has been completed. In the event any of the Lenders elect to convert all or part of the Bridge Notes, the amount of securities offered in the Private Placement will be increased by the amount converted so that the gross cash proceeds from the Private Placement are at least $4,000,000.

         4. Lenders' Fees and Expenses. Borrower shall reimburse Lenders and the Agent for all fees and expenses incurred in connection with this Amendment, including, but not limited to, reasonable attorneys' fees.

         5. Full Force and Effect. The Agreement and the Bridge Notes shall continue in full force and effect in accordance with their terms except as amended by this Amendment.




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


         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the day and year first above written.

                                  BORROWER:

                                  INTELEFILM CORPORATION



                                  By: /s/ Mark A. Cohn
                                     -------------------------------------------
                                       Mark A. Cohn, Chief Executive Officer

                                  AGENT:

                                     /s/ Ronald C. Breckner
                                  ----------------------------------------------
                                  Ronald C. Breckner, as agent for the lenders
                                  named in the Subordinated Bridge Note
                                  Purchase Agreement

                                  LENDERS:


                                  /s/ Richard W. Perkins, Trustee
                                  ----------------------------------------------
                                  Richard W. Perkins, trustee u/a dtd 6/14/78
                                  FBO Richard Perkins

                                  /s/ Ronald C. Breckner
                                  ----------------------------------------------
                                  Ronald C. Breckner

                                  /s/ Ruth M. Fox, Officer
                                  /s/ Pamela Rohrbacher, Officer
                                  ----------------------------------------------
                                  Industricorp & Co., Inc FBO Twin City
                                  Carpenters Pension Fund


                                   /s/ Harold Roitenberg
                                  ----------------------------------------------
                                  Roitenberg Investments, Inc.


                                  /s/ Richard W. Perkins attorney-in-fact
                                  ----------------------------------------------
                                  Harold R. Roitenberg, trustee u/a dtd.
                                  4/13/92 FBO Harold R. Roitenberg




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


ADDITIONAL SIGNATURE PAGE TO AMENDMENT NO. 1 TO SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT


                                       /s/ Christpher T. Dahl
                                       -----------------------------------------
                                       CTD Consultants Defined Benefit Plan for
                                       Christopher T. Dahl


                                       /s/ Christopher T. Dahl
                                       -----------------------------------------
                                       Christopher T. Dahl


                                        /s/ Mark A. Cohn
                                       -----------------------------------------
                                       Mark A. Cohn


                                       /s/ Richard W. Perkins, President of PCM,
                                       General Partner
                                       -----------------------------------------
                                       Pyramid Partners, LP

                                                                       Exhibit 1

                      SUBSTITUTION OF COLLATERAL AGREEMENT


         THIS AGREEMENT is made and entered into on February ___, 2002 by and between iNTELEFILM Corporation, a Minnesota corporation ("Borrower"), and Ronald
C. Breckner, as agent (the "Agent") for the lenders named in the Subordinated Bridge Note Purchase Agreement (defined below).

         WHEREAS, Borrower, Agent and certain lenders named therein (the "Lenders") have entered into the subordinated bridge note purchase agreement dated October 4, 2001 (the "Subordinated Bridge Note Purchase Agreement");

         WHEREAS, pursuant to the Subordinated Bridge Note Purchase Agreement, Curious Pictures Corporation and Chelsea Pictures, Inc., both subsidiaries of Borrower (collectively the "Debtors"), granted security interests in certain of their assets pursuant to the security agreement dated October 4, 2001 (the "Debtors Security Agreement"); and

         WHEREAS, in connection with the sale of the Curious Pictures Corporation (the "Curious Sale"), Borrower has requested that Agent release the security interest granted under the Debtors Security Agreement in exchange for the grant of a security interest in Borrower's assets pursuant to the security agreement in the form of Exhibit A attached hereto (the "Borrower Security Agreement");

         NOW, THEREFORE, in consideration of these premises and One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Substitution of Collateral. Agent agrees to release the security interests granted under the Debtors Security Agreement upon receipt of the following (the "Substitution Documents"):

                  (a) Borrower Security Agreement. The Borrower Security Agreement executed by Borrower;

                  (b) Financing Statement. A UCC-1 Financing Statement of Borrower covering the Collateral as defined in the Borrower Security Agreement; and

                  (c) Officer's Certificate. An officer's certificate of Borrower executed by the Chief Executive Officer or Chief Financial Officer of Borrower certifying the Curious Sale is ready to close.

Upon receipt of the Substitution Documents by Agent's attorney, Agent agrees that the security interests granted under the Debtor Security Agreement are released and the Agent hereby authorizes Borrower and the Debtors to execute and file Uniform Commercial Code financing terminations as may be necessary in order to evidence or otherwise give public notice of such collateral terminations.

         2. Miscellaneous. This Agreement shall be governed by the laws of the State of Minnesota. This Agreement shall be binding and inure to the benefit of the parties thereto, the Lenders and their respective successor and assigns.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                 iNTELEFILM CORPORATION



                                 By: ___________________________________________
                                       Mark A. Cohn, Chief Executive Officer



                                 _______________________________________________
                                 Ronald C. Breckner, as agent for the lenders named in the Subordinated Bridge Note
                                 Purchase Agreement

                                                                       Exhibit A

                               SECURITY AGREEMENT



                                                        Date: February ___, 2002



Debtor:  iNTELEFILM Corporation        Secured

                                       Party:  Ronald C. Breckner, as agent for
Address: 6385 Old Shady Oak Road,              the lenders named in the
         Suite 290                             Subordinated Bridge Note Purchase
         Eden Prairie, MN 55344-3299           Agreement (defined below)


         This Agreement is entered into by and between Debtor and the Secured Party as of the date indicated above in consideration of the release of the Secured Party's security interest in the assets of Curious Pictures Corporation and Chelsea Pictures, Inc. (collectively referred to as the "Prior Debtors") pursuant to that certain Security Agreement dated October 4, 2001 that secures indebtedness of Debtor pursuant to a Subordinated Bridge Note Purchase Agreement dated October 4, 2001 by and between the Secured Party and Debtor (the "Bridge Note Purchase Agreement"), and for other good and valuable consideration, the sufficiency, adequacy and receipt of which the parties hereby acknowledge. The Bridge Note Purchase Agreement is hereby incorporated into this Agreement by reference, and the terms of this Agreement shall be at all times subject to and conditioned on the terms of the Bridge Note Purchase Agreement.

1. OBLIGATIONS SECURED. This Agreement secures all debts, liabilities and obligations in favor of the Secured Party under the Bridge Note Purchase Agreement, including but not limited to all principal, interest, and other charges, fees, expenses and amounts, and all amendments, extensions, renewals and replacements provided for by the Bridge Note Purchase Agreement (collectively, the "Obligations").

2. SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants the Secured Party a security interest (the "Security Interest") in the property of Debtor set forth in Sections 2(a) and 2(b) (the "Collateral"):

         a. All accounts receivable of Debtor, together with all good will related to such accounts and all rights, liens, security interests and other interests which Debtor may at any time have by law or agreement against any account debtor or obligor obligated to make any such payment or against any of the property of such account debtor or obligor, and all supporting obligations relating to the foregoing, whether now existing or hereafter arising, whether now owned or hereafter acquired;

         b. All personal property, real property leases, inventory and equipment of Debtor together with all accessions, accessories, attachments, fittings, increases, parts, repairs, returns, renewals and substitutions of all or any part thereof, and all warehouse receipts, bills of lading and other documents covering such equipment, whether now existing or hereafter arising, whether now owned or hereafter acquired;

         c. All promissory notes received by Debtor in connection with the sale of Curious Pictures Corporation and Chelsea Pictures, Inc. (the "Sale Notes") together with any collateral securing the Sale Notes, including investment property;

         and all products and proceeds of the foregoing property, including without limitation all rights to payment related to the foregoing property and all refunds of insurance premiums due or to become due under all insurance policies covering the foregoing property.

3. SUBORDINATION OF SECURITY INTEREST TO SENIOR DEBT. The interest of the Secured Party is in all events subordinate and junior to the interests of the holders of any Senior Debt as described in the Bridge Note Purchase Agreement (the "Permitted Encumbrances").

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtor represents and warrants to the Secured Party and agrees as follows:

         a. Debtor is a Minnesota corporation, and the address of Debtor's chief executive office is shown at the beginning of this Agreement. Debtor has authority to execute and perform this Agreement.

         b. Except as set forth in any existing or future agreement executed by the Secured Party: Debtor is the owner of the Collateral, or will be the owner of the Collateral hereafter acquired, free of all security interests, liens and encumbrances other than the Security Interest and the Permitted Encumbrances; Debtor shall not permit any security interest, lien or encumbrance, other than the Security Interest and Permitted Encumbrances, to attach to any Collateral without the prior written consent of the Secured Party; Debtor shall defend the Collateral against the claims and demands of all persons and entities other than the Secured Party and parties owning the Permitted Encumbrances, and shall promptly pay all taxes, assessments and other government charges upon or against Debtor, any Collateral and the Security Interest; and no financing statement covering any Collateral is on file in any public office other than filings relating to the Permitted Encumbrances. If any Collateral is or will become a fixture, Debtor, at the request of the Secured Party, shall furnish the Secured Party with a statement or statements executed by all persons and entities who have or claim an interest in the real estate, in form acceptable to the Secured Party, which statement or statements shall provide that such persons and entities consent to the Security Interest.

         c. Debtor shall not sell or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party, except that, until the occurrence of an Event of Default or the revocation by the Secured Party of Debtor's right to do so, Debtor may (i) sell or lease any Collateral constituting inventory in the ordinary course of business at prices constituting the fair market value thereof, and (ii) receive and use as working capital all payments made on the Sale Notes.

         d. Each account constituting Collateral is, or will be when acquired, the valid, genuine and legally enforceable obligation of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation, subject to no defense, setoff or counterclaim. Debtor shall not, without the prior written consent of the Secured Party, agree to any material modification or amendment of any such obligation or agree to any subordination or cancellation of any such obligation.

         e. Debtor shall: (i) keep all tangible Collateral in good condition and repair, normal depreciation excepted; (ii) promptly notify the Secured Party of any loss of or material damage to any Collateral or of any adverse change in the prospect of payment of any account constituting Collateral;
                  (iii) not permit any Collateral to be used or kept for any unlawful purpose or in violation of any federal, state or local law; (iv) keep all tangible Collateral insured to the extent insured on the date of this Agreement; (v) at each Debtor's chief executive office, keep accurate and complete records pertaining to the Collateral and Debtor's financial condition, business and property, and provide the Secured Party such periodic reports concerning the Collateral and Debtor's financial condition, business and property as the Secured Party may from time to time request; (vi) at all reasonable times permit the Secured Party and their representatives to examine and inspect any Collateral, and to examine, inspect and copy Debtor's records pertaining to the Collateral and Debtor's financial condition, business and property; and (vii) at the Secured Party's request, promptly execute, endorse and deliver such financing statements and other instruments, documents, chattel paper and writings and take such other actions deemed by the Secured Party to be necessary or desirable to establish, protect, perfect or enforce the Security Interest and the rights of the Secured Party under this Agreement and applicable law, and pay all costs of filing financing statements and other writings in all public offices where filing is deemed by the Secured Party to be necessary or desirable.

         f. Debtor authorizes the Secured Party to file all of the Secured Party's financing statements and amendments to financing statements, and all terminations of the filings of other secured parties except with respect to the Permitted Encumbrances, all with respect to the Collateral, in such form and substance as the Secured Party, in its sole discretion, may determine.

5. COLLECTION RIGHTS. At any time after an Event of Default (as defined below), the Secured Party may, and at the request of the Secured Party Debtor shall, promptly notify any account debtor or obligor of any account constituting Collateral that the same has been assigned to the Secured Party and direct such account debtor or obligor to make all future payments to the Secured Party. In addition, following an Event of Default and only at the request of the Secured Party, Debtor shall deposit in a collateral account designated by the Secured Party all proceeds constituting Collateral, in their original form received (with any necessary endorsement), within three business days after receipt of such proceeds by Debtor. Until Debtor make each such deposit, Debtor will hold all such proceeds separately in trust for the Secured Party for deposit in such collateral account, and will not commingle any such proceeds with any other property. Debtor shall have no right to withdraw any funds from such collateral account, and Debtor shall have no control over such collateral account. Such collateral account and all funds at any time therein shall constitute Collateral under this Agreement. Before or upon final collection of any funds in such collateral account, the Secured Party, at its discretion, may release any such funds to Debtor or any account of Debtor or apply any such funds to the Obligations whether or not then due. Any release of funds to Debtor or any account of Debtor shall not prevent the Secured Party from subsequently applying any funds to the Obligations. All items credited to such collateral account and subsequently returned and all other costs, fees and charges of the Secured Party in connection with such collateral account may be charged by the Secured Party to any account of Debtor, and Debtor shall pay the Secured Party its pro rata share of all such amounts on demand.

6. LIMITED POWER OF ATTORNEY. Upon the occurrence of an Event of Default under the Bridge Note Purchase Agreement, the Secured Party, in the name and on behalf of Debtor or, at their option, in their own names, may perform or observe such agreement and take any action which the Secured Party may deem necessary or desirable to cure or correct such failure, and Debtor irrevocably authorize the Secured Party and grant the Secured Party a limited power of attorney in the name and on behalf of Debtor or, at its option, in its own name, to collect, receive, receipt for, create, prepare, complete, execute, endorse, deliver and file any and all financing statements, insurance applications, remittances, instruments, documents, chattel paper and other writings, to grant any extension to, compromise, settle, waive, notify, amend, adjust, change and release any obligation of any account debtor, obligor, insurer or other person or entity pertaining to any Collateral, to demand terminations of other security interests in any of the Collateral, and to take any other action deemed by the Secured Party to be necessary or desirable to establish, perfect, protect or enforce the Security Interest, excepted with respect to the Permitted Encumbrances. All of the Secured Party's advances, fees, charges, costs and expenses, including but not limited to audit fees and expenses and reasonable attorneys' fees and legal expenses, in connection with the Obligations and in the protection and exercise of any rights or remedies hereunder, together with interest thereon at the highest rate then applicable to any of the Obligations, shall be secured hereunder and shall be paid by Debtor to the Secured Party within three business days of demand.

7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default":

         a. any Event of Default under Section 10 of the Bridge Note Purchase Agreement or

         b.       any breach or default under the terms of this Agreement.

8. REMEDIES. Upon the commencement of any proceeding under any bankruptcy law by or against Debtor or any maker, endorser, guarantor or surety of any of the Obligations, all Obligations automatically shall become immediately due and payable in full, within ten business days of declaration, presentment, and written notice and demand by the Secured

         Party. In addition, upon the occurrence of any Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies, subject to any limitations set forth in the Bridge Note Purchase Agreement:

         a. declare all Obligations to be immediately due and payable in full, and the same shall thereupon be immediately due and payable in full, without presentment or other notice or demand, all of which are hereby waived by Debtor;

         b. require Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

         c. exercise and enforce any and all rights and remedies available upon default under this Agreement, the Uniform Commercial Code, and any other applicable agreements and laws.

         Debtor consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, the Collateral, the Security Interest or any of the Obligations, waive any argument that venue in such forums is not convenient, and agree that any litigation initiated by Debtor against the Secured Party in connection with this Agreement, the Collateral, the Security Interest or any of the Obligations shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota.

9. DELIVERY OF NOTICE. Where notice to either party is required, such notice shall be deemed reasonably and properly given if mailed by regular or certified mail, postage prepaid, to Debtor at the address stated at the beginning of this Agreement and to the Secured Party at the address stated in the Bridge Note Purchase Agreement, or at the most recent address shown in the other party's records. Each party shall be deemed to have received such notice three business days following the other party's deposit of such notice in the mails.

10. MISCELLANEOUS. All terms in this Agreement that are defined in the Minnesota Uniform Commercial Code, as amended from time to time (the "UCC") shall have the meanings set forth in the UCC, and such meanings shall automatically change at the time that any amendment to the UCC, which changes such meanings, shall become effective. A carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. No provision of this Agreement can be waived, modified, amended, abridged, supplemented, terminated or discharged and the Security Interest cannot be released or terminated, except by a writing duly executed by all parties. A waiver shall be effective only in the specific instance and for the specific purpose given. No delay or failure to act shall preclude the exercise or enforcement of the Secured Party's rights or remedies, except where the Secured Party is required to give notice to Debtor prior to taking any action. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly, concurrently or successively at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall not be a condition to or bar the exercise or enforcement of any other. This Agreement shall bind and benefit

         Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when executed by both parties. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation, payment and performance of the Obligations. This Agreement and the rights and duties of the parties shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

DEBTOR REPRESENTS AND WARRANTS TO THE SECURED PARTY AND AGREES THAT DEBTOR HAS READ ALL OF THIS AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT.

                                    iNTELEFILM CORPORATION


                                    By: ________________________________________
                                          Mark A. Cohn, Chief Executive Officer